Exhibit 10.2



                               SECOND AMENDMENT
                       TO MASTER DISBURSEMENT AGREEMENT


         THIS SECOND AMENDMENT TO MASTER DISBURSEMENT AGREEMENT (the "Amendment") is made and entered into as of June 29, 2005, by and among WYNN LAS VEGAS, LLC, a Nevada limited liability company (the "Company"), DEUTSCHE BANK TRUST COMPANY AMERICAS as the Bank Agent (the "Bank Agent"), and DEUTSCHE BANK TRUST COMPANY AMERICAS, as the Disbursement Agent (the "Disbursement Agent"), with respect to the following:

                                   Recitals
                                   --------

         A. Disbursement Agreement. The undersigned are parties to that certain Master Disbursement Agreement dated December 14, 2004 (as amended, modified or supplemented from time to time, the "Disbursement Agreement") among the Company, the Bank Agent, U.S. Bank, National Association as the indenture trustee (the "Indenture Trustee"), and the Disbursement Agent. The defined terms used herein and not otherwise defined herein shall have the meanings given in the Disbursement Agreement.

         B. Right to Amend Disbursement Agreement Without Consent of Indenture Trustee. The Bank Agent, the Disbursement Agent and the Company have the right to amend this Disbursement Agreement as set forth therein without the Indenture Trustee's consent.

         C. Amendment. The undersigned desire to amend the Disbursement Agreement to reflect certain agreements of the parties hereto, all as more particularly set forth herein.

                                   Agreement
                                   ---------

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agree as follows:

         1.       DEFINITIONS.

                  a. Phase II Revolving Commitment Sunset Date. Exhibit A of the Disbursement Agreement is hereby amended by deleting the date June 30, 2005 from the existing definition of "Phase II Revolving Commitment Sunset Date" and replacing it with the following: "the Phase II Commitment Sunset Date (as defined in the Bank Credit Agreement), as the same may be extended in accordance with the terms of the Bank Credit Agreement."

                  b. Outside Phase II Completion Deadline. Exhibit A of the Disbursement Agreement is hereby amended by deleting the existing definition of "Outside Phase II Completion Deadline" in its entirety and replacing it with the following: "means December 31, 2008, as extended from time to time by the Company (i) in accordance with Section 6.3.2 of the Disbursement Agreement or (ii) with the approval of the Required Lenders."

                  c. Outside Phase II Opening Deadline. Exhibit A of the Disbursement Agreement is hereby amended by deleting the existing definition of "Outside Phase II Opening Deadline" in its entirety and replacing it with the following: "means September 30, 2008, as extended from time to time by the Company (i) in accordance with Section 6.3.2 of the Disbursement Agreement or
(ii) with the approval of the Required Lenders."

         2. MISCELLANEOUS. Except as set forth in this Amendment, all other terms and provisions of the Disbursement Agreement remain unmodified and in full force and effect. This Amendment shall be construed and enforced in accordance with the laws of the State of New York. In the event that any term or provision contained herein is held to be invalid, void or otherwise unenforceable by any court of competent jurisdiction, the fact that such term or provision is invalid, void or otherwise unenforceable shall in no way affect the validity or enforceability of any other term or provision contained herein. This Amendment may be executed in any number of identical counterparts.



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


         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first written above.


COMPANY:
-------


WYNN LAS VEGAS, LLC,
a Nevada limited liability company

By:      Wynn Resorts Holdings, LLC,
         a Nevada limited liability company,
         its sole member

         By:      Wynn Resorts, Limited,
                  a Nevada corporation,
                  its sole member


                  By: /s/ John Strzemp
                      ----------------------------
                  Name: John Strzemp
                  Title: Executive Vice President,
                          CFO and Treasurer


BANK AGENT:
----------


DEUTSCHE BANK TRUST COMPANY AMERICAS

By: /s/ Kevin F. Sullivan
    -------------------------------------
Name:  Kevin F. Sullivan
      -----------------------------------
Title: Managing Director
       ----------------------------------

By: /s/ S. P. Lapham
    -------------------------------------
Name:  Steven P. Lapham
      -----------------------------------
Title: Managing Director
       ----------------------------------


DISBURSEMENT AGENT:
------------------


DEUTSCHE BANK TRUST COMPANY AMERICAS

By: /s/ Kevin F. Sullivan
    -------------------------------------
Name:  Kevin F. Sullivan
      -----------------------------------
Title: Managing Director
       ----------------------------------

By: /s/ S. P. Lapham
    -------------------------------------
Name:  Steven P. Lapham
      -----------------------------------
Title: Managing Director
       ----------------------------------